Netcapital *Inc.*

A Digital Private Capital Markets Ecosystem

Democratizing Private Markets | Empowering Entrepreneurs to Succeed

Investor Update

September 2021

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of Netcapital Inc.'s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause Netcapital Inc.'s actual results to differ materially from those described in the forward-looking statements can be found in Netcapital Inc.'s Quarterly Report on Form 10-Q for our fiscal first quarter ended July 31, 2021, and our Annual Report on Form 10-K for the year ended April 30, 2021 which have been filed with the Securities and Exchange Commission and are available on netcapitalinc.com and on sec.gov. Netcapital Inc. does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.



Netcapital: Who We Are

Netcapital

Fintech company with scalable technology platform

- Empowers private companies to raise capital online
- Provides investors with access to new investment opportunities in private companies
- Markets private capital raises
- Incubates and takes equity positions in select, early-stage companies with disruptive technologies


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BioTech
C-Reveal Therapeutics
$141B oncology market
Invest →
Aerospace
Orbital Assembly Corporation
$490 Bn aerospace industry
Invest →
Drone Services
Deuce Drone
$127B Drone-related busine services market
Invest →

Attractive Valuation vs. Peers

Netcapital Inc. sells at a significant discount to peers:

38x Revenues*	**33x** Revenues**	**8x** Revenues***
WEFUNDER	start engine	Netcapital Inc.

* Source: Wefunder Form C filed 3/15/2021

** Source: StartEngine Form 1-A filed 8/5/2021

*** based on 9/15/21 closing price of NCPL

Market Opportunity

Significant opportunity to disrupt private capital markets with financial technology:

$149B	$149 billion raised through U.S. venture funding in 2020 *(CB Insights)*
$70B	$70 billion raised through U.S. venture funding in June quarter 2021 *(CB Insights)*
2x ⇧	Private capital markets growing at twice the rate of public markets *(Forbes)*

“ *Private capital markets...have leapfrogged public markets to become the most popular way for companies to raise money in the U.S.* — *The Wall Street Journal*

Business Model

Fee income plus equity stakes

Fees:

- 4.9% success fee on capital raised through the platform
- Consulting fees
- Engagement and other fees

Equity stakes provide optionality through possible exits (sale or IPO).

ATS partnership creates potential path to monetization of Secondary Transfer Feature.



Select Equity Stakes

KINGSCROWD	CHIPBRAIN	C-Reveal THERAPEUTICS	DEUCE 2 DRONE	Zelgor Games
Online Private Capital Markets Ratings and Analytics	Emotionally Intelligent AI	Cancer Immunotherapy	Drone Delivery	Mobile Games

Team

Management Team Comprised of Experienced Institutional Investors, Angel investors and Entrepreneurs



Cecilia Lenk
CEO Netcapital Inc.
- Ph.D., Harvard
- Angel Investor, Launchpad Venture Group



Coreen Kraysler, CFA
CFO Netcapital Inc.
- S.M., MIT Sloan
- Former Morningstar 5-star Rated Portfolio Manager



Carole Murko, CFA
CMO Netcapital Inc.
- M.A. NYU
- Institutional Marketing, State Street Global Advisors



Jason Frishman
CEO Netcapital Funding Portal Inc.
- B.S., Summa Cum Laude, University of Miami
- Advisor, The Capital Network

Management Delivers Strong First Quarter Results

Quarter ending July 31, 2021

4,621%	Generated net income of **$1.5 million**, an increase of 4,621%
$9.26	Grew book value per share to **$9.26**
$0.65	Reported fully diluted EPS of **65 cents** per share
204%	Increased equity securities at fair value by 204% to **$9.6 million**

Netcapital Posts Strong Net Income Growth

Net income grew 4,621% year-over-year for the quarter ended 7/31/2021.



Net Income
$1,500,000
$1,000,000
$500,000
$0
$30,871
$1,457,410
1Q FY 2021
1Q FY 2022

Netcapital Posts Strong Equity Portfolio Growth

Equity securities at fair value grew by 204% year-over-year.


$10,000,000
$7,500,000
$5,000,000
$2,500,000
$0
$3,161,028
$9,623,753
1Q FY 2021
1Q FY 2022

Funding Portal Generating Strong Momentum

Dollars invested through the platform increased by 500% vs. prior year 1Q.


Dollars Invested Through the Platform
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$0
$1,186,970
$7,127,257
1Q FY 2021
1Q FY 2022

Netcapital Posts Strong Growth in User Metrics

Year-over-year growth for quarter ended July 31, 2021:


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+454% in New Users



+500% in Dollars Invested



+445% in Traffic

Increase in Funding Limits Provides Tailwind

SEC raised funding limits for RegCF, Reg D, and Reg A on March 15, 2021.

Offering limits raised to:

$5M	RegCF: $5 million from $1.07 million, every twelve months
$10M	Regulation D, Rule 504: $10M from $5M
$75M	Regulation A Tier 2: $75M from $50M

SEC Rule Change Helps Drive Sharp Rise in Online Investments


RegCF Industry Funding Commitments
$400,000,000
$300,000,000
$200,000,000
$100,000,000
$0
$69,504,389
$111,368,657
$324,931,112
2019
2020
2021
Fiscal Year

Source: KingsCrowd

Investment Case Summary

- Netcapital Inc. is a digital private capital markets ecosystem
- Significant secular opportunity to disrupt traditional funding sources
- Well positioned for growth with a differentiated value proposition:
  - Combines Netcapital's scalable technology platform with Netcapital Advisors' unique and proven capabilities
  - Netcapital.com facilitates both primary offerings and potential secondary liquidity through an ATS partnership with Rialto
- Rialto partnership affords path to monetizing Secondary Transfer Feature
- Equity stakes provide upside optionality
- Team: Experienced institutional investors, angels investors and entrepreneurs
- SEC regulatory enhancements are a tailwind

Netcapital *Inc.*

Netcapital *Advisors*

Netcapital

Thank You

Coreen Kraysler, CFA

coreen.kraysler@netcapital.com

781-925-1700

Netcapital *Inc.*

https://netcapitalinc.com